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                                                                     EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB, into the Company's previously filed Registration Statements on Form S-8 File No. 333-67127 and File No. 333-47043.




                                                  ARTHUR ANDERSEN LLP


Indianapolis, Indiana
December 22, 1998.